United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2016

(Date of Report)

Ceetop Inc.

(Exact name of registrant as specified in its charter)

Oregon	000-53307	98-0408707
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A2803, Lianhe Guangchang, 5022 Binhe Dadao, Futian District, Shenzhen, China	518033
(Address of principal executive offices)	(Zip Code)

(86-755) 3336-6628

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On December 1, 2016 Ceetop Inc. (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) and sold (the “Transaction”) a 3,000,000 shares of the Company’s Series A Preferred Stock (the “Shares”) for an aggregate purchase price of $500,000 to Weiliang Liu (President and Director of the Company).

The issuance of the Shares was not registered under the Securities Act of 1933, and was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Regulation S thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.4	Stock Purchase Agreement between Ceetop Inc. and Weiliang Liu dated as of December 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016	CEETOP INC.

/s/ Weiliang Liu
Weiliang Liu
President

3